UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JULY 23, 2003


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                               0-13368 37-1103704
           (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION NO.)


                    1515 CHARLESTON AVENUE, MATTOON, IL 61938
           (ADDRESS INCLUDING ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


                                 (217) 234-7454
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.   Other Events

Incorporated by reference is the quarterly shareholder report issued by the Registrant on July 23, 2003, attached as Exhibit 99, providing information concerning the Registrant's financial statements as of June 30, 2003.



Item 7.   Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit 99 - Quarterly shareholder report issued July 23, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIRST MID-ILLINOIS BANCSHARES, INC.



Dated: July 23, 2003                        By: /s/ William S. Rowland

                                            William S. Rowland
                                            President and Chief
                                            Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number                     Description

99          Quarterly shareholder report issued July 23, 2003

                                                                      Exhibit 99

                                            July 23, 2003
Quarterly Report to the Owners,
First Mid-Illinois Bancshares, Inc.

First Mid-Illinois Bancshares, Inc. has done well in 2003 with diluted earnings per share amounting to $1.40 per share for the first six months of the year. This represents a 19% increase from $1.18 per share earned in the first six months of 2002. As a result, the Board of Directors elected to increase the dividend for the first half of 2003 to $.25 per share from $.23 per share paid in the first half of 2002. Our solid financial progress resulted in the total market capitalization (the market price per share multiplied by the number of shares outstanding) of First Mid-Illinois Bancshares, Inc. exceeding $100 million for the first time in our long history. We achieved this milestone in the second quarter of the year and are pleased that the market place has recognized our solid financial performance. Our stock buy-back activities continued during the first half of 2003, with 70,051 shares being acquired at a total investment of $2,075,000. We continue to believe this is one of the best ways of enhancing shareholder value, and any shareholder who wishes to utilize this service should contact Ms. Christie Burich at (217) 258-0493.

Net income for the first half of 2003 amounted to $4,484,000, a 12% increase from the $4,015,000 we earned in the first six months of 2002. Net interest income was essentially flat for the first six months, amounting to $13,105,000 in 2003 as compared to $13,122,000 in 2002. Loan pricing constraints together with an extremely low interest rate environment resulted in a decline in our net interest margin from 4.18% in the first half of 2002 to 3.77% for the first half of 2003. While margin compression is a concern, we have been able to offset it by increasing our loan volumes. In addition, residential real estate activity continues to be strong throughout our franchise area with mortgage banking revenue increasing to $1,082,000 in 2003 from $703,000 in the first half of 2002. Most of the residential real estate loans we originate are sold into the secondary market for interest rate risk management purposes. The fees that we received from these loan sales have compensated for the lower net interest margin.

Our provision for loan losses amounted to $500,000 for the first six months of 2003 as compared to $275,000 during the same period last year. This is in response to an increase of approximately $2,500,000 in non-performing loans during the first half of 2003. The majority of the increase is in the agricultural sector of our lending operations. While we do not anticipate any material losses from these credits, an increased provision was nevertheless appropriate in these circumstances. As a result of a recovery on one commercial loan during the first six months of 2003, year-to-date net charge-offs declined to $101,000 as compared with $264,000 for the first half of 2002.

The Checkley Agency, Inc., which we acquired in early 2002, continues to perform well and our two new banking centers in Champaign and Maryville are both exceeding our growth and operational forecasts. We expect both of these branches to add to our profitability in the second half of 2003.

Though we face many challenges, we remain optimistic about our future. You can be assured that the Board, management, and staff will continue to work hard to retain the confidence you have demonstrated with your investment.

                                            Sincerely,

                                            /s/ William S. Rowland

                                            William S. Rowland
                                            Chairman and Chief Executive Officer


Condensed Consolidated Balance Sheets
(In thousands, except share data)   (unaudited)                                                  June 30,      December 31,
                                                                                                     2003              2002
                                                                                        ------------------ -----------------
Assets
Cash and due from banks                                                                          $ 19,746          $ 22,437
Federal funds sold and other interest-bearing deposits                                              7,637            47,220
Investment securities:
  Available-for-sale, at fair value                                                               173,743           166,415
  Held-to-maturity, at amortized cost (estimated fair
    value of $1,821 and $1,927 at June 30, 2003
Loans                                                                                             523,258           499,864
Less allowance for loan losses                                                                    (4,122)           (3,723)
                                                                                        ------------------ -----------------
  Net loans                                                                                       519,136           496,141
Premises and equipment, net                                                                        16,663            16,916
Goodwill, net                                                                                       9,034             9,034
Intangible assets, net                                                                              4,378             4,743
Other assets                                                                                        9,876            11,432
                                                                                        ------------------ -----------------
  Total assets                                                                                   $762,010          $776,240
                                                                                        ================== =================
Liabilities and Stockholders' Equity
Deposits:
  Non-interest bearing                                                                           $ 87,739          $ 84,025
  Interest bearing                                                                                520,425           529,427
                                                                                        ------------------ -----------------
    Total deposits                                                                                608,164           613,452
Repurchase agreements with customers                                                               38,303            44,184
Other borrowings                                                                                   39,925            44,625
Other liabilities                                                                                   5,625             7,172
                                                                                        ------------------ -----------------
  Total liabilities                                                                              $692,017          $709,433
                                                                                        ------------------ -----------------
Stockholders' Equity:
Common stock ($4 par value; authorized 6,000,000 shares;
  Issued 3,653,857 shares in 2003 and 3,603,737 shares in 2002)                                   $14,615           $14,415
Additional paid-in capital                                                                         15,625            14,450
Retained earnings                                                                                  49,589            45,896
Deferred compensation                                                                               1,791             1,589
Accumulated other comprehensive income                                                              2,566             2,373
Treasury stock at cost, 484,613 shares in 2003 and 414,562 shares in 2002                        (14,193)          (11,916)
                                                                                        ------------------ -----------------
  Total stockholders' equity                                                                       69,993            66,807
                                                                                        ------------------ -----------------

  Total liabilities and stockholders' equity                                                     $762,010          $776,240
                                                                                        ================== =================


Condensed Consolidated Statements of Income
(In thousands)   (unaudited)
For the six months ended June 30,                                                                    2003              2002
                                                                                        ------------------ -----------------
Interest income:
Interest and fees on loans                                                                       $ 16,083          $ 16,821
Interest on investment securities                                                                   3,175             3,778
Interest on federal funds sold and other                                                              191                86
                                                                                        ------------------ -----------------
    Total interest income                                                                          19,449            20,685
Interest expense:
Interest on deposits                                                                                5,269             6,374
Interest on repurchase agreements with customers                                                      132               172
Interest on other borrowings                                                                          943             1,017
                                                                                        ------------------ -----------------
    Total interest expense                                                                          6,344             7,563
                                                                                        ------------------ -----------------
Net interest income                                                                                13,105            13,122
Provision for loan losses                                                                             500               275
                                                                                        ------------------ -----------------
Net interest income after provision for loan losses                                                12,605            12,847

Non-interest income:
Trust revenues                                                                                        945               928
Brokerage commissions                                                                                 124               134
Insurance commissions                                                                                 778               554
Service charges                                                                                     2,138             1,517
Securities gains, net                                                                                 370               116
Mortgage banking revenues                                                                           1,082               703
Other                                                                                               1,108               847
                                                                                        ------------------ -----------------
  Total non-interest income                                                                         6,545             4,799

Non-interest expense:
Salaries and employee benefits                                                                      6,729             6,102
Net occupancy and equipment expense                                                                 2,123             1,980
Amortization of intangible assets                                                                     365               370
Other                                                                                               3,129             3,193
                                                                                        ------------------ -----------------
  Total non-interest expense                                                                       12,346            11,645
                                                                                        ------------------ -----------------
Income before income taxes                                                                          6,804             6,001
Income taxes                                                                                        2,320             1,986
                                                                                        ------------------ -----------------
Net income                                                                                        $ 4,484           $ 4,015
                                                                                        ================== =================


Condensed Consolidated Statements of Changes in Stockholders' Equity
(in thousands)   (unaudited)
For the six month period ended June 30,                                                              2003              2002
                                                                                        ------------------ -----------------
Balance at beginning of period                                                                   $ 66,807          $ 63,925
Net income                                                                                          4,484             4,015
Dividends on stock                                                                                  (791)             (780)
Issuance of stock                                                                                   1,375             1,292
Purchase of treasury stock                                                                        (2,075)             (614)
Change in accumulated other comprehensive income (loss)                                               193             1,246
                                                                                        ------------------ -----------------
Balance at end of period                                                                         $ 69,993          $ 69,084
                                                                                        ================== =================











Per Share Information
(unaudited)                                                                                      June 30,          June 30,
                                                                                                     2003              2002
                                                                                        ------------------ -----------------
Basic earnings per share                                                                          $  1.41           $  1.19
Diluted earnings per share                                                                        $  1.40           $  1.18
Book value per share                                                                              $ 22.09           $ 20.31










                       First Mid-Illinois Bancshares, Inc.
                             1515 Charleston Avenue
                             Mattoon, Illinois 61938
                                 (217) 234-7454


                                www.firstmid.com